UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

SAUL CENTERS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-12254	52-1833074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1500 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the sale by Saul Centers, Inc. (the “Registrant”) of up to 3,450,000 depositary shares (the “Depositary Shares”), each representing 1/100th of a share of 9% Series B Cumulative Redeemable Preferred Stock of the Registrant (the “Series B Preferred Stock”), the Registrant issued Series B Preferred Stock on March 27, 2008. Upon the issuance of Series B Preferred Stock, the ability of the Registrant to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on any other stock of the Registrant ranking junior to or on a parity with the Series B Preferred Stock, will be subject to certain restrictions in the event that the Registrant does not declare dividends on the Series B Preferred Stock during any dividend period.

The terms of the Series B Preferred Stock are set forth in the Articles Supplementary filed as Exhibit 3.1 hereto and incorporated herein by reference. A specimen stock certificate for the Series B Preferred Stock is filed as Exhibit 4.2 hereto and incorporated herein by reference. The terms of the Depositary Shares are set forth in the form of deposit agreement to be entered into by the Registrant, Continental Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder (the “Deposit Agreement”). The Deposit Agreement is filed as Exhibit 4.1 hereto.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Under the Registrant’s First Amended and Restated Articles of Incorporation, as amended, the Board of Directors of the Registrant is authorized without further stockholder action to provide for the issuance of up to 1,000,000 shares of preferred stock. On March 26, 2008, the Registrant filed with the Maryland State Department of Assessments and Taxation Articles Supplementary designating 34,500 shares of the Registrant’s preferred stock as “9% Series B Cumulative Redeemable Preferred Stock.”

Item 8.01.	Other Events.

On March 20, 2008, the Registrant entered into an Underwriting Agreement with Saul Holdings Limited Partnership, a Maryland limited partnership of which the Registrant is general partner, and RBC Capital Markets Corporation, Ferris, Baker Watts, Incorporated and Raymond James & Associates, Inc., as representatives of the several underwriters named therein, for the public offering of up 3,000,000 Depositary Shares of the Registrant. The offering closed on March 27, 2008. The Registrant also granted the underwriters an option to purchase up to 450,000 additional Depositary Shares to cover over-allotments.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-149463) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

1.1	Underwriting Agreement, dated March 20, 2008, among the Registrant, Saul Holdings Limited Partnership, a Maryland Limited partnership of which the Registrant is general partner, and RBC Capital Markets Corporation, Ferris, Baker Watts, Incorporated and Raymond James & Associates, Inc., as representatives for the several underwriters named therein

3.1	Articles Supplementary Establishing and Fixing the Rights and Preferences of 9% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, dated March 26, 2008

4.1	Deposit Agreement, dated March 27, 2008, among the Registrant, Continental Stock Transfer & Trust Company, as Depositary, and the holders of depositary receipts

4.2	Specimen of certificate representing the 9% Series B Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Registrant (filed as Exhibit 4.2 to the Registrant’s Registration Statement on
Form 8-A relating to the depositary shares, each representing 1/100th of a share of 9% Series B Cumulative Redeemable Preferred Stock and incorporated herein by reference).

4.3	Specimen receipt representing the Depositary Shares, each representing 1/100th of a share of 9% Series B Cumulative Redeemable Preferred Stock, par value $.01, per share, of the Registrant (included as part of Exhibit 4.1)

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the Registrant

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the Registrant

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Name:	Scott V. Schneider
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: March 27, 2008

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 20, 2008, among the Registrant, Saul Holdings Limited Partnership, a Maryland limited partnership of which the Registrant is the general partner, and RBC Capital Markets Corporation, Ferris, Baker Watts, Incorporated and Raymond James & Associates, Inc. as representatives for the several underwriters named therein

3.1	Articles Supplementary Establishing and Fixing the Rights and Preferences of 9% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, dated March 26, 2008

4.1	Deposit Agreement, dated March 27, 2008, among the Registrant, Continental Stock Transfer & Trust Company, as Depositary, and the holders of depositary receipts

4.2	Specimen of certificate representing the 9% Series B Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Registrant (filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form 8-A relating to the depositary shares, each representing 1/100th of a share of 9% Series B Cumulative Redeemable Preferred Stock and incorporated herein by reference).

4.3	Specimen receipt representing the Depositary Shares, each representing 1/100th of a share of 9% Series B Cumulative Redeemable Preferred Stock, par value $.01, per share, of the Registrant (included as part of Exhibit 4.1)

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the Registrant

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the Registrant

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)